Goodwill	12 Months Ended
Dec. 31, 2020
Disclosure of goodwill [text block] [Abstract]
Goodwill
12.	Goodwill

As of December 31, 2020 and 2019, the amount for goodwill amounts to S/4,459,000 from the acquisition of assets made by the subsidiary Distribuidora Norte Pacasmayo S.R.L. See note 1.2.

The Group has assessed the recoverable amount of its goodwill using the value in use method, and the cash flow projections approved by Management are for a projection period of medium term, the cash flows after this period have been extrapolated using a growth rate consistent with long-term growth with the Peruvian economy. Management has determined that there is no impairment in its value as of December 31, 2020 and 2019.